UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO RULE 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2021

NXP Semiconductors N.V.

(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus Eindhoven Netherlands	5656 AG
(Address of principal executive offices)	(Zip Code)

+31 40 2729999

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 30, 2021, NXP B.V., NXP Funding LLC, NXP USA, Inc. (the “Issuers”) and NXP Semiconductors N.V. (the “Company”) completed a private placement of $1,000,000,000 aggregate principal amount of 2.650% Senior Notes due 2032 (the “2032 Notes”), $500,000,000 aggregate principal amount of 3.125% Senior Notes due 2042 (the “2042 Notes”) and $500,000,000 aggregate principal amount of 3.250% Senior Notes due 2051 (the “2051 Notes” and, together with the 2032 Notes and the 2042 Notes, the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in offshore transactions outside of the United States in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold absent registration or an applicable exemption from registration requirements under the Securities Act and applicable state securities laws.

The Company and the Issuers intend to use a portion of the net proceeds of the Notes to redeem the $1,000,000,000 aggregate principal amount of outstanding dollar-denominated 3.875% senior unsecured notes due 2022 (the “3.875% 2022 Notes”) in accordance with the terms of the indenture governing the 3.875% 2022 Notes (the “3.875% 2022 Notes Redemption”), including all premiums, accrued interest and costs and expenses related to the 3.875% 2022 Notes Redemption. The Company intends to use the remaining net proceeds for general corporate purposes, which may include capital expenditures or equity buyback transactions.

The Notes were issued pursuant to an indenture, dated as of November 30, 2021, among the Issuers, the Company, as guarantor and Deutsche Bank Trust Company Americas, as trustee (the “Indenture”). Interest is payable on the 2032 Notes semi-annually in arrears at an annual rate of 2.650% on February 15 and August 15 of each year, beginning on February 15, 2022. The 2032 Notes will mature on February 15, 2032. Interest is payable on the 2042 Notes semi-annually in arrears at an annual rate of 3.125% on February 15 and August 15 of each year, beginning on February 15, 2022. The 2042 Notes will mature on February 15, 2042. Interest is payable on the 2051 Notes semi-annually in arrears at an annual rate of 3.250% on May 30 and November 30 of each year, beginning on May 30, 2022. The 2051 Notes will mature on November 30, 2051.

At any time prior to (i) November 15, 2031 (the date three months prior to the maturity of the 2032 Notes) for the 2032 Notes, (ii) August 15, 2041 (the date six months prior to the maturity of the 2042 Notes) for the 2042 Notes, and (iii) May 30, 2051 (the date six months prior to the maturity of the 2051 Notes) (collectively, the “Redemption Dates”), the Issuers may redeem the applicable series of Notes, in whole or in part, at a price equal to the greater of (i) 100% of the principal amount of the Notes redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest to the applicable Redemption Date, plus, in each case, any accrued and unpaid interest thereon. The Issuers may redeem a series of Notes, in whole or in part, at any time on or after the applicable Redemption Date for such series of Notes at a redemption price of 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If the Issuers experience specific kinds of changes of control, they will be required to offer to purchase each series of the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest.

The Notes will be senior unsecured obligations of the Issuers and will be guaranteed by the Company on a senior unsecured basis (the “Guarantee”). The Notes and the Guarantee will rank equal in right of payment with all of the Issuers’ and Company’s existing and future senior unsecured indebtedness, but will be effectively junior to all of the Issuers’ and the Company’s future secured indebtedness to the extent of the value of the assets securing such indebtedness and effectively junior in certain circumstances to indebtedness incurred under NXP B.V. and NXP Funding LLC’s Revolving Credit Facility with respect to certain assets of NXP B.V. and its subsidiaries in the event that such assets may secure such indebtedness in the future. The Notes and the Guarantee will rank senior in right of payment to the Issuers’ and the Company’s existing and future subordinated indebtedness and will be structurally subordinated to all of the liabilities, including trade payables, of their subsidiaries.

The Indenture provides for customary events of default, including failure to make required payments; failure to comply with certain agreements or covenants; failure to pay, or acceleration of, certain other material indebtedness; certain events of bankruptcy and insolvency; and failure to pay certain judgments. An event of default under the Indenture will allow either the Trustee or the holders of at least 30% in principal amount of the then outstanding Notes to accelerate the amounts due under the Notes.

The Issuers, the Company and BofA Securities, Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the initial purchasers (the “Representatives”) entered into a registration rights agreement for the Notes (the “Registration Rights Agreement”), pursuant to which the Company and the Issuers agreed to use their commercially reasonable efforts to file a registration statement to permit the exchange of the Notes for registered notes having terms substantially identical thereto (except that the registered notes will not contain terms with respect to transfer restrictions) or, in the alternative, the registered resale of the Notes, under certain circumstances. If the Company and the Issuers fail to satisfy their obligations under the Registration Rights Agreement, the Company and the Issuers will be required to pay additional interest to holders of the Notes.

The foregoing descriptions of the Indenture and the Registration Rights Agreement do not purport to be a complete statement of the parties’ rights and obligations under these agreements and are qualified in their entirety by reference to the full text of the Indenture and the Registration Rights Agreement, respectively. The Indenture and the Registration Rights Agreement and the forms of global notes for the offering are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

The following exhibits are attached with this current report on Form 8-K:

    (d) Exhibits.

4.1	Indenture, dated as of November 30, 2021, among the Issuers, the Company and Deutsche Bank Trust Company Americas, as trustee.

4.2	Registration Rights Agreement, dated November 30, 2021, among the Issuers, the Company and BofA Securities, Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as Representatives.

4.3	Form of Note for 2.650% Senior Notes due 2032, included as part of Exhibit 4.1 hereto.

4.4	Form of Note for 3.125% Senior Notes due 2042, included as part of Exhibit 4.1 hereto.

4.5	Form of Note for 3.250% Senior Notes due 2051, included as part of Exhibit 4.1 hereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXP Semiconductors N.V.

By:	/s/ Dr. Jean A. W. Schreurs
Name:	Dr. Jean A.W. Schreurs
Title:	SVP and Chief Corporate Counsel

Date: November 30, 2021

[Signature Page to Closing 8-K]